EXHIBIT 10.36

VOTING AGREEMENT

This Voting Agreement (the “Agreement”) dated as of September 1, 2005 by and between ASOC Acquisition Corp., a Delaware corporation (the “Buyer”), and the undersigned holder (the “Stockholder”) of shares (the “Shares”) of common stock, par value $0.001 per share, of Axeda Systems Inc., a Delaware corporation (the “Company”).

WHEREAS, the Buyer, the Company and certain of the Company’s direct and indirect subsidiaries have entered into an Asset Purchase Agreement dated as of the date hereof (as such agreement may be subsequently amended or modified, the “Purchase Agreement”), providing for the sale by the Company and its subsidiaries, and the purchase by the Buyer, of substantially all of the assets of the Business (as defined in the Purchase Agreement) (the “Asset Sale”);

WHEREAS, the Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds stock options or other rights to acquire the number of Shares indicated under the Stockholder’s name on the signature page hereto;

WHEREAS, it is a condition to the Buyer’s execution and delivery to the Company of the Purchase Agreement that the undersigned execute and deliver to the Buyer this Agreement on a date even herewith; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of, and as a condition to, the Buyer entering into the Purchase Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by the Buyer in connection therewith, the Stockholder and the Buyer agree as follows:

Agreement to Vote Shares. The Stockholder agrees that at any meeting of the stockholders of the Company or any adjournment thereof, or in connection with any written consent of the stockholders of the Company, with respect to the Asset Sale, the Purchase Agreement or any Acquisition Proposal, the Stockholder shall:

appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum;

vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are beneficially owned by such Stockholder on the date of this Agreement or are subsequently acquired, (i) in favor of adoption and approval of the Purchase Agreement, the Asset Sale and all other transactions contemplated by the Purchase Agreement as to which stockholders of the Company are called upon to vote or consent; (ii) against any action or agreement that would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty of the Stockholder contained in this Agreement; and (iii) against any Acquisition Proposal, or any agreement or transaction that is intended to, or could reasonably be expected to, materially impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Asset Sale; and

not vote or execute any written consent to rescind or amend in any manner any prior vote or written consent approving or adopting the Purchase Agreement and/or the Asset Sale.

Termination Date. This Agreement shall terminate upon the earlier to occur of (a) the consummation of the Asset Sale, (b) such date and time as the Purchase Agreement shall be terminated pursuant to Article XII thereof, or (c) upon mutual written agreement of the parties hereto to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to termination hereof.

Agreement to Retain Shares. From and after the date hereof, the Stockholder shall not directly or indirectly, and will not permit any company, trust or other entity controlled by the Stockholder to, sell, assign, transfer, or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 4(c) below)), or enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares owned by the Stockholder, whether such Shares are held by the Stockholder on the date of this Agreement or are subsequently acquired, whether by the exercise of any stock options to acquire Shares or otherwise. Notwithstanding the foregoing, the Stockholder may make transfers by will or by operation of law or other transfers for estate planning purposes, in which case this Agreement shall bind the transferee.

Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Buyer as follows:

the Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this Agreement;

this Agreement constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally;

the Stockholder beneficially owns the number of Shares (including options and rights to purchase Shares) indicated under such Stockholder’s name on the signature page hereto, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares; and

the execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of his obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Stockholder is a party or by which the Stockholder is bound, or any statute, rule or regulation to which the Stockholder is subject or, in the event that the Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of the Stockholder.

Irrevocable Proxy. By execution of this Agreement, the Stockholder does hereby appoint the Buyer, with full power of substitution and resubstitution, as the Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of the undersigned’s rights with respect to the Shares, to vote, if the Stockholder is unable, unwilling or otherwise fails, or is reasonably expected to be unable, unwilling or to fail, to perform his or her obligations under this Agreement, each of such Shares solely with respect to the matters set forth in Section 1 hereof. The Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until termination of this Agreement and hereby revokes any proxy previously granted by the Stockholder with respect to the Shares.

No Solicitation. The Stockholder, in his or her capacity as a stockholder of the Company, shall not, and shall not permit any of his or her Representatives (to the extent applicable to the Stockholder) to, directly or indirectly, invite, initiate, solicit, encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries, proposals, discussions or negotiations or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to the stockholders of the Company) with respect to, or that may reasonably be expected to lead to, any direct or indirect Acquisition Proposal or engage in any discussions or negotiations with any Third Party with respect to, or that may reasonably be expected to lead to, an Acquisition Proposal, or enter into any letter of intent, agreement in principle or agreement relating to an Acquisition Proposal, or propose publicly to do any of the foregoing.

Specific Enforcement. The Stockholder has signed this Agreement intending to be legally bound thereby. The Stockholder expressly agrees that this Agreement shall be specifically enforceable in any court of competent jurisdiction in accordance with its terms against the Stockholder. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

No Waivers. No waivers of any breach of this Agreement extended by the Buyer to the Stockholder shall be construed as a waiver of any rights or remedies of the Buyer with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

Miscellaneous. This Agreement to be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in the Stockholder’s capacity as a director, officer or employee of the Company or any of its subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director and/or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Purchase Agreement as a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a director of the Company.

No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s certificate of incorporation, the Asset Sale by the Buyer pursuant to the Purchase Agreement and (b) the Purchase Agreement is executed by all parties thereto.

Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

[Signature Page Follows Next]

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ David Bennett

Full Legal Name: David Bennett

No. of Shares: 7,800

Options or other
Rights to Purchase: 260,500

ASOC ACQUISITION CORP.

By:  /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ Paul Vais

Full Legal Name: Paul Vais

No. of Shares: 0

Options or other
Rights to Purchase: 55,000

ASOC ACQUISITION CORP.

By:   /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ Karen Kupferberg

Full Legal Name: Karen Kupferberg

No. of Shares: 0

Options or other
Rights to Purchase: 325,000

ASOC ACQUISITION CORP.

By:  /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ James Hansen

Full Legal Name: James Hansen

No. of Shares: 12,400 + 5,142

Options or other
Rights to Purchase: 425,000

ASOC ACQUISITION CORP.

By:  /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ Robert M. Russell, Jr.

Full Legal Name: Robert M. Russell, Jr.

No. of Shares: 122,900

Options or other
Rights to Purchase: 881,000

ASOC ACQUISITION CORP.

By:   /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ Richard MacKeen

Full Legal Name: Richard MacKeen

No. of Shares: 12,300

Options or other
Rights to Purchase: 780,000

ASOC ACQUISITION CORP.

By:   /s/ Bradford Woloson

Name: Bradford Woloson
Title: President

EXECUTED as of the date first above written.

STOCKHOLDER

/s/ Dale Calder

Full Legal Name: Dale Calder

No. of Shares: 158,741

Options or other
Rights to Purchase: 575,000

ASOC ACQUISITION CORP.

By:  /s/ Bradford Woloson

Name: Bradford Woloson
Title: President